Exhibit 99.3

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR SECURED CREDIT FACILITY

THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR SECURED CREDIT FACILITY (this “Amendment”) is dated as of March 20, 2012, among TRANSMONTAIGNE OPERATING COMPANY L.P. (the “Borrower”), each of the Lenders (as defined below) party hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent for the Lenders (the “Agent”).

W I T N E S S E T H :

WHEREAS, the Borrower, certain banks and other lenders party thereto (the “Lenders”), and the Agent executed and delivered that certain Second Amended and Restated Senior Secured Credit Facility dated as of March 9, 2011, as amended by that certain letter agreement dated as of January 5, 2012 (as further amended, restated, modified, or supplemented from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower has requested and, subject to the terms and conditions hereof, the Agent and the Required Lenders have agreed to make certain amendments to the Credit Agreement as more fully described below.

NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, each of the parties hereto hereby covenant and agree as follows:

1.                                      Definitions.  Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement.  Each reference to “hereof,” “hereunder,” “herein,” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.

2.                                      Amendments.  Subject to the satisfaction of the conditions precedent set forth in Section 3 below:

(a)                                 Amendments to Section 1.1.

(i)                                     The definition of “Consolidated Interest Expense” is amended and restated so that it reads, in its entirety, as follows:

“Consolidated Interest Expense” means, for any applicable period of computation, all interest expense, net of cash interest income, of Partners and its consolidated Restricted Subsidiaries during such period, determined on a consolidated basis in accordance with GAAP.

(ii)                                  The definition of “Interest Coverage Ratio” is amended and restated so that it reads, in its entirety, as follows:

“Interest Coverage Ratio” means, as of the last day of each of Partners’ fiscal quarters, for such fiscal quarter and the immediately preceding three fiscal quarters, (a) Consolidated EBITDA for such period to (b) Consolidated Interest Expense paid or payable in cash during such period.

(b)                                 Amendment to Section 7.1(a).  Section 7.1(a) is hereby amended and restated so that it reads, in its entirety, as follows:

(a)                                 (i) for the fiscal year ending on or about December 31, 2011, upon the earlier to occur of (1) one-hundred and thirty five (135) days after the last day of such fiscal year and (2) the filing of such annual audited financial statements with the SEC for such fiscal year, and (ii) for each fiscal year thereafter, within ninety (90) days after the last day of such fiscal year, the audited consolidated balance sheets and statements of income and retained earnings and of changes in cash flow of Partners and its consolidated Subsidiaries, for such year, each setting forth in comparative form the corresponding figures for the preceding year, prepared in accordance with GAAP, and accompanied by a report and unqualified opinion of an Independent Accountant selected by Partners and approved by the Agent (which shall not be limited as to the scope of the audit or qualified as to the status of Partners and its consolidated Subsidiaries as a going concern); provided, that at all times when Partners is required to file and has timely filed a 10-K with the SEC that includes the foregoing financial statements, such filing will satisfy this covenant if filed within the applicable time period specified in clauses (i) or (ii) above;

3.                                      Conditions Precedent.  This Amendment shall become effective only upon satisfaction of each of the following conditions precedent:

(a)                                 execution and delivery of this Amendment by the Borrower, the Agent, and the Required Lenders; and

(b)                                 execution and delivery of the Consent and Reaffirmation of the Guarantors at the end hereof by the Guarantors.

4.                                      Effect of Amendment.  Except as set forth expressly hereinabove, all terms of the Credit Agreement and the other Credit Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding, and enforceable obligations of the Borrower and the other Credit Parties party thereto.

5.                                      No Novation or Mutual Departure.  The Borrower expressly acknowledges and agrees that (i) there has not been, and this Amendment does not constitute or establish, a novation with respect to the Credit Agreement or any of the Credit Documents, or a mutual departure from the strict terms, provisions, and conditions thereof other than with respect to the amendments in Section 2 above, and (ii) nothing in this Amendment shall affect or limit the Agent’s or any Lender’s right to demand payment of liabilities owing from the Borrower or any other Credit Party to the Agent and the Lenders under, or to demand strict performance of the terms, provisions and conditions of, the Credit Agreement and the other Credit Documents, to exercise any and all rights, powers and remedies under the Credit Agreement or the other Credit Documents or at law or in equity, or to do any and all of the foregoing, immediately at any time after the occurrence of a Default or an Event of Default under the Credit Agreement or the other Credit Documents.

6.                                      Ratification and Restatement.  The Borrower hereby (i) restates, ratifies, and reaffirms each and every term, covenant, and condition set forth in the Credit Agreement and the other Credit Documents to which it is a party, effective as of the date hereof and after giving effect hereto and (ii) restates and renews each and every representation and warranty heretofore made by it in the Credit Agreement and the other Credit Documents as fully as if made on the date hereof and with specific reference to this Amendment and any other Credit Documents executed or delivered in connection herewith (except with respect to representations and warranties made as of an expressed date, in which case such representations and warranties shall be true and correct as of such date).

7.                                      No Default.  To induce the Agent and the Lenders to enter into this Amendment and to continue to make advances pursuant to the Credit Agreement (subject to the terms and conditions hereof), the Borrower hereby acknowledges and agrees that, as of the date hereof, and after giving effect to the terms hereof, there exists (i) no Default or Event of Default and (ii) no right of offset, defense, counterclaim, claim, or objection in favor of the Borrower arising out of or with respect to any of the Loans or other obligations of the Borrower owed to the Lenders under the Credit Agreement or any Credit Document.

8.                                      Release.  In consideration of the amendments contained herein, the Borrower hereby waives and releases each of the Lenders, the Agent and the Issuing Bank from any and all claims and defenses, known or unknown as of the date hereof, with respect to the Credit Agreement and the other Credit Documents and the transactions contemplated thereby.

9.                                      Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts and transmitted by facsimile to the other parties, each of which when so executed and delivered by facsimile shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.  This Amendment may be executed by each party on separate copies, which copies, when combined so as to include the signatures of all parties, shall constitute a single counterpart of this Amendment.

10.                               Fax or Other Transmission.  Delivery by one or more parties hereto of an executed counterpart of this Amendment via facsimile, telecopy, or other electronic method of transmission pursuant to which the signature of such party can be seen (including, without limitation, Adobe Corporation’s Portable Document Format) shall have the same force and effect as the delivery of an original executed counterpart of this Amendment.  Any party delivering an executed counterpart of this Amendment by facsimile or other electronic method of transmission shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of this Amendment.

11.                               Section References.  Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

12.                               Recitals Incorporated Herein.  The preamble and the recitals to this Amendment are hereby incorporated herein by this reference

13.                               Further Assurances.  The Borrower agrees to take such further actions as the Agent shall reasonably request in connection herewith to evidence the agreements herein contained.

14.                               Severability.  Any provision of this Amendment which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

15.                               Governing Law.  This Amendment shall be governed by and construed and interpreted in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by its duly authorized officer as of the day and year first above written.

BORROWER:

TRANSMONTAIGNE OPERATING COMPANY L.P.

By:	TransMontaigne Operating GP L.L.C., its sole general partner

	By:	/s/ Frederick W. Boutin
	Name:	Frederick W. Boutin
	Title:	Executive Vice President

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AGENT AND LENDERS:	WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent and as a Lender

	By:	/s/ Iliya Filen
	Name:	Iliya Filen
	Title:	Vice President

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BANK OF AMERICA, N.A., as a Lender

By:	/s/ Robert J. Likos
Name:	Robert J. Likos
Title:	Senior Vice President

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U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Daniel K. Hansen
Name:	Daniel K. Hansen
Title:	Vice President

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UNION BANK, N.A., as a Lender

By:	/s/ Zachary Holly
Name:	Zachary Holly
Title:	Assistant Vice President

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AMEGY BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Kevin Donaldson
Name:	Kevin Donaldson
Title:	Vice President

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COMPASS BANK, as a Lender

By:	/s/ Dorothy Marchand
Name:	Dorothy Marchand
Title:	Senior Vice President

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COMERICA BANK, as a Lender

By:	/s/ Katya Evseev
Name:	Katya Evseev
Title:	Corporate Banking Officer

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CITIBANK, N.A., as a Lender

By:	/s/ Yasantha Gunaratna
Name:	Yasantha Gunaratna
Title:	Vice President

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MORGAN STANLEY SENIOR FUNDING, INC., as a Lender

By:	/s/ Scott Taylor
Name:	Scott Taylor
Title:	Vice President

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CONSENT AND REAFFIRMATION OF GUARANTORS

Each of the undersigned (i) acknowledges receipt of the foregoing Second Amendment to Second Amended and Restated Senior Secured Credit Facility (the “Amendment”), (ii) consents to the execution and delivery of the Amendment by the parties thereto, and (iii) reaffirms all of its obligations and covenants under that certain Amended and Restated Full Recourse Guaranty Agreement dated as of March 9, 2011 (as amended, restated, supplemented, or otherwise modified from time to time), or that certain Second Amended and Restated Limited Recourse Guaranty Agreement dated as of March 9, 2011 (as amended, restated, supplemented, or otherwise modified from time to time), as applicable, executed by it, or later joined by it, and agrees that none of such obligations and covenants shall be limited by the execution and delivery of the Amendment.  This Consent and Reaffirmation may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

March [ ], 2012:

FULL RECOURSE GUARANTORS:

TRANSMONTAIGNE TERMINALS, L.L.C., a Delaware limited liability company

	By:	/s/ Robert T. Fuller
	Name:	Robert T. Fuller
	Title:	Vice President and Assistant Treasurer

RAZORBACK L.L.C.,
a Delaware limited liability company

	By:	/s/ Robert T. Fuller
	Name:	Robert T. Fuller
	Title:	Vice President and Assistant Treasurer

TPSI TERMINALS L.L.C.,
a Delaware limited liability company

	By:	/s/ Robert T. Fuller
	Name:	Robert T. Fuller
	Title:	Vice President and Assistant Treasurer

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TMOC CORP., a Delaware corporation

By:	/s/ Robert T. Fuller
Name:	Robert T. Fuller
Title:	Vice President and Assistant Treasurer

TLP MEX L.L.C.,
a Delaware limited liability company

By:	/s/ Robert T. Fuller
Name:	Robert T. Fuller
Title:	Vice President and Assistant Treasurer

TPME L.L.C.,
a Delaware limited liability company

By:	/s/ Robert T. Fuller
Name:	Robert T. Fuller
Title:	Vice President and Assistant Treasurer

TLP FINANCE CORP.,
a Delaware corporation

By:	/s/ Robert T. Fuller
Name:	Robert T. Fuller
Title:	Vice President and Assistant Treasurer

TLP OPERATING FINANCE CORP.,
a Delaware corporation

By:	/s/ Robert T. Fuller
Name:	Robert T. Fuller
Title:	Vice President and Assistant Treasurer

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LIMITED RECOURSE GUARANTOR:

TRANSMONTAIGNE PARTNERS L.P.,

By:	TransMontaigne GP L.L.C.,
its sole general partner

	By:	/s/ Robert T. Fuller
	Name:	Robert T. Fuller
	Title:	Vice President and Assistant Treasurer

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